     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 1997.
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                           REGISTRATION STATEMENT ON
                                    FORM S-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------

                              DI INDUSTRIES, INC.
                                 DRILLERS, INC.
                             DI INTERNATIONAL, INC.
                                DI ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                       TEXAS                                            74-2144774
                       TEXAS                                            74-1987143
                       TEXAS                                            76-0000351
                       TEXAS                                            74-2175411
          (State or other jurisdiction of                            (I.R.S. Employer
          incorporation or organization)                            Identification No.)
                                                                     T. SCOTT O'KEEFE
                                                     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
         10370 RICHMOND AVENUE, SUITE 600                    10370 RICHMOND AVENUE, SUITE 600
             HOUSTON, TEXAS 77042-4136                           HOUSTON, TEXAS 77042-4136
                  (713) 435-6100                                      (713) 435-6100
(Address, including zip code, and telephone number,  (Name, address, including zip code, and telephone
  including area code, of registrant's principal                          number,
                 executive offices)                     including area code, of agent for service)

                                   Copies to:

                 NICK D. NICHOLAS                                   SETH R. MOLAY, P.C.
              PORTER & HEDGES, L.L.P.                    AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
             700 LOUISIANA, 35TH FLOOR                        1700 PACIFIC AVENUE, SUITE 4100
               HOUSTON, TEXAS 77002                                 DALLAS, TEXAS 75201
                  (713) 226-0600                                      (214) 969-2800

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Nos. 333-26519; 333-26519-01; 333-26519-02; and 333-26519-03

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                  TITLE OF EACH CLASS OF                         PROPOSED MAXIMUM                AMOUNT OF
               SECURITIES TO BE REGISTERED                   AGGREGATE OFFERING PRICE         REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
8 7/8% Senior Notes due 2007..............................         $175,000,000                  $53,031(1)
--------------------------------------------------------------------------------------------------------------------
Subsidiary Guarantees(2)..................................             (3)                          (3)
====================================================================================================================

(1) Estimated pursuant to Rule 457(o) solely for the purpose of calculating the registration fee. Of such amount, $45,455 was previously paid with the original registration statements; the balance due, $7,576, is paid herewith.
(2) Guarantees by Drillers, Inc., DI International, Inc. and DI Energy, Inc. (the "Guarantors") of the payment of the principal of, and premium, if any, and interest on the Senior Notes due 2007. Pursuant to Rule 457(n), no separate registration fee is required.
(3) No separate consideration will be received for the Guarantees.
================================================================================

     The purpose of this registration statement on Form S-3 (this "Registration Statement") under the Securities Act of 1933, as amended (the "Act") is filed to register additional securities pursuant to Rule 462(b) under the Act.

     Incorporated in this Registration Statement by reference is the contents of the registration statement on Form S-3, as amended by Amendment No. 2 thereto filed June 23, 1997, by the following registrants:



                  REGISTRANT                    REGISTRATION NO.
                  ----------                    ----------------
DI Industries, Inc.                             333-26519
Drillers, Inc.                                  333-26519-01
DI International                                333-26519-02
DI Energy, Inc                                  333-26519-03

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors and officers of DI Industries, Inc., do hereby constitute and appoint Ivar Siem, Thomas P. Richards, T. Scott O'Keefe, and David W. Wehlmann, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, and any rules, regulations and requirements of the Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 23, 1997.


                                            DI INDUSTRIES, INC.

                                            By:    /s/ T. SCOTT O'KEEFE
                                              ----------------------------------
                                              T. Scott O'Keefe,

                                              Senior Vice President and Chief
                                                Financial


                                                Officer



     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 1997.



                      SIGNATURE                                            TITLE
                      ---------                                            -----

               /s/ THOMAS P. RICHARDS                      President and Chief Executive Officer
-----------------------------------------------------
                 Thomas P. Richards

                    /s/ IVAR SIEM                            Chairman of the Board and Director
-----------------------------------------------------
                      Ivar Siem

                /s/ T. SCOTT O'KEEFE                     Senior Vice President and Chief Financial
-----------------------------------------------------                     Officer
                  T. Scott O'Keefe

                /s/ DAVID W. WEHLMANN                          Vice President and Controller
-----------------------------------------------------
                  David W. Wehlmann

                 /s/ LUCIEN FLOURNOY                                      Director
-----------------------------------------------------
                   Lucien Flournoy

                  /s/ PETER M. HOLT                                       Director
-----------------------------------------------------
                    Peter M. Holt

               /s/ ROY T. OLIVER, JR.                                     Director
-----------------------------------------------------
                 Roy T. Oliver, Jr.


                      SIGNATURE                                            TITLE
                      ---------                                            -----

                /s/ STEVEN A. WEBSTER                                     Director
-----------------------------------------------------
                  Steven A. Webster

               /s/ WILLIAM R. ZIEGLER                                     Director
-----------------------------------------------------
                 William R. Ziegler

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors and officers of Drillers, Inc., do hereby constitute and appoint Thomas P. Richards,
T. Scott O'Keefe, and David W. Wehlmann, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, and any rules, regulations and requirements of the Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 23, 1997.


                                            DRILLERS, INC.

                                            By:   /s/ DAVID W. WEHLMANN
                                              ----------------------------------
                                              David W. Wehlmann,
                                              Vice President and Controller


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 1997.



                      SIGNATURE                                            TITLE
                      ---------                                            -----

               /s/ THOMAS P. RICHARDS                 President, Chief Executive Officer and Director
-----------------------------------------------------
                 Thomas P. Richards

                /s/ T. SCOTT O'KEEFE                   Senior Vice President, Chief Financial Officer
-----------------------------------------------------                   and Director
                  T. Scott O'Keefe

                /s/ DAVID W. WEHLMANN                          Vice President and Controller
-----------------------------------------------------
                  David W. Wehlmann

                /s/ TERRELL L. SADLER                                     Director
-----------------------------------------------------
                  Terrell L. Sadler

                /s/ RONNIE E. MCBRIDE                                     Director
-----------------------------------------------------
                  Ronnie E. McBride

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors and officers of DI International, Inc., do hereby constitute and appoint Thomas P. Richards, T. Scott O'Keefe, and David W. Wehlmann, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, and any rules, regulations and requirements of the Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 23, 1997.


                                            DI INTERNATIONAL, INC.

                                            By:    /s/ DAVID W. WEHLMANN
                                              ----------------------------------
                                              David W. Wehlmann,
                                              Vice President and Controller


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 1997.



                      SIGNATURE                                            TITLE
                      ---------                                            -----

               /s/ THOMAS P. RICHARDS                 President, Chief Executive Officer and Director
-----------------------------------------------------
                 Thomas P. Richards

                /s/ T. SCOTT O'KEEFE                   Senior Vice President, Chief Financial Officer
-----------------------------------------------------                   and Director
                  T. Scott O'Keefe

                /s/ DAVID W. WEHLMANN                          Vice President and Controller
-----------------------------------------------------
                  David W. Wehlmann

             /s/ FORREST M. CONLEY, JR.                                   Director
-----------------------------------------------------
               Forrest M. Conley, Jr.

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned directors and officers of DI Industries, Inc., do hereby constitute and appoint Thomas P. Richards, T. Scott O'Keefe, and David W. Wehlmann, or any of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act, and any rules, regulations and requirements of the Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on June 23, 1997.


                                            DI ENERGY, INC.

                                            By:    /s/ DAVID W. WEHLMANN
                                              ----------------------------------
                                              David W. Wehlmann,
                                              Vice President and Controller


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on June 23, 1997.



                      SIGNATURE                                            TITLE
                      ---------                                            -----

               /s/ THOMAS P. RICHARDS                 President, Chief Executive Officer and Director
-----------------------------------------------------
                 Thomas P. Richards

                /s/ T. SCOTT O'KEEFE                   Senior Vice President, Chief Financial Officer
-----------------------------------------------------                   and Director
                  T. Scott O'Keefe

                /s/ DAVID W. WEHLMANN                    Vice President and Controller and Director
-----------------------------------------------------
                  David W. Wehlmann

                   INDEX TO EXHIBITS<QC>


5.1        Opinion of Porter & Hedges, L.L.P.
23.1       Consent of KPMG Peat Marwick, LLP
23.2       Consent of Deloitte & Touche LLP.
23.3       Consent of Arthur Andersen LLP.